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[LH&M LETTERHEAD]

                                                                    EXHIBIT 23.2


                   CONSENT OF LEVINE, HUGHES & MITHUEN, INC.



CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement of Sport-Haley, Inc., on Form S-8 and Registration Statements No. 33-88948 and No. 333-26221 on Form S-8 of our report dated August 19, 1997 appearing in and incorporated by reference in the Annual Report on Form 10-KSB of Sport-Haley, Inc. for the year ended June 30, 1997.


                                    /s/ LEVINE, HUGHES & MITHUEN, INC.


Englewood, Colorado
December 19, 1997